UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 1, 2009

EVCARCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-158293	26-3526039
(Commission File Number)	(IRS Employer Identification No.)

7703 Sand St Fort Worth, TX	76118
(Address of Principal Executive Offices)	(Zip Code)

817-595-0710

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

On September 1, 2009, our authorized officers determined that it is necessary to restate our audited financial statements as of and for the year ended December 31, 2008, and our reviewed financial statements as of and for the year ended March 31, 2009, which were included in Registration Statement on Form S-1.

Due to accounting errors, financial statements for 2008, and the three months ended March 31, 2009 were restated to reflect the purchase of initial shares by the founders, which was originally recorded as compensation; addition of amortization of prepaid expenses, that was omitted; expensing of professional fees, that were originally capitalized; and correction of valuation of consulting services in exchange for stock.  The impact of these restatements, including common stock adjustment for the July 2009 3-for-1 stock split, is shown in the following table:

	Accounts Impacted	Amount	Increase / Decrease
Year ended December 31, 2008
Balance Sheet
	Other assets	$25,125	Decrease
	Loans payable to shareholders	$15,666	Decrease
	Common stock	$35,020	Increase
	Additional PIC	$35,020	Decrease
	Accumulated deficit	$9,459	Increase
Statement of Operations
	Management expense	$16,000	Decrease
	Consulting expense	$500	Increase
	Interest expense	$166	Decrease
	General and admin. expenses	$25,125	Increase
	Net loss	$9,459	Increase
Statement of Equity
	Common stock	$35,020	Increase
	Additional PIC	$35,020	Decrease
	Net loss	$9,459	Increase
Statement of Cash Flows
	Net loss	$9,459	Increase
	Depreciation and amortization	$125	Increase
	Other assets	$25,000	Increase
	Proceeds from loans payable	$15,666	Decrease
	Increase in cash and equiv.	$0

Quarter ended March 31, 2009
Balance Sheet
	Other assets	$40,313	Decrease
	Loans payable to shareholders	$15,860	Decrease
	Common stock	$35,106	Increase
	Additional PIC	$34,108	Increase
	Accumulated deficit	$25,451	Increase
Statement of Operations
	Consulting expense	$998	Increase
	Interest expense	$194	Decrease
	General and admin. expenses	$15,188	Increase
	Net loss	$15,992	Increase
Statement of Equity
	Common stock	$35,106	Increase
	Additional PIC	$34,108	Decrease
	Net loss	$15,992	Increase
Statement of Cash Flows
	Net loss	$15,992	Increase
	Depreciation and amortization	$188	Increase
	Other assets	$15,000	Increase
	Proceeds from loans payable	$194	Decrease
	Issuance of common stock	$998	Increase
	Increase in cash and equiv.	$0

The determination to restate our financial statements was reached by our authorized financial officers in conjunction with the preparation and review of our financial statements for the three months ended June 30, 2009. These errors have been discussed with Seale and Beers, CPAs, our independent public accountants.

We have included any restated financial information in our Quarterly Reports on Form 10-Q for the period ended June 30, 2009.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits
99.1	Consent of Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 8, 2009

By: /s/ DALE LONG

Name: Dale Long
Title: CEO/President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Consent of Seale and Beers, CPAs